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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): April 18, 2002


                        PROVIDENT BANKSHARES CORPORATION
               (Exact name of registrant as specified in charter)


    MARYLAND                         0-16421                   52-1518642
(State or other                    (Commission               (IRS Employer
jurisdiction of                    File Number)             Identification No.)
 incorporation)


              114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202 (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (410) 277-7000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEMS 1, 2, 3, 4, 6, 8 AND 9.   NOT APPLICABLE.

ITEM 5.   OTHER EVENTS.
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      On April 18, 2002, Provident Bankshares Corporation participated in a telephone conference call relating to its earnings release for the quarter ended March 31, 2002. A transcript of the conference call is attached as an Exhibit hereto.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
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    (a)   Financial statements of businesses acquired.

          Not applicable

    (b)   Pro forma financial information.

          Not applicable

    (c)   Exhibits

          Exhibit 99.1   Transcript of April 18, 2002 telephone conference call.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PROVIDENT BANKSHARES CORPORATION


                                    By:   /s/ Peter M. Martin
                                          ------------------------------------
                                          Peter M. Martin
                                          Chairman of the Board and Chief
                                          Executive Officer

Date: April 22, 2002

                                  EXHIBIT INDEX
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     EXHIBIT NO.                       DESCRIPTION
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        99.1            Transcript of April 18, 2002 telephone conference call.